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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 30, 2005

                              MYMETICS CORPORATION
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                            (State of Incorporation)

                              000-25132 25-1741849
          (Commission File Number) (I.R.S. Employer Identification No.)

                             RUE DE LA COLOMBIERE 14
                             1260 Nyon, SWITZERLAND
                    (Address of principal executive offices)

                               011 41 22 363 13 10
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         Mymetics Corporation hereby amends and supplements its Current Report on Form 8-K originally filed September 2, 2005, to include Exhibit 10.1, Fifth Amendment to Credit Facility Agreement.

Item 1.01.  Entry into a Material Definitive Agreement.

         On August 30, 2005, we entered into a Fifth Amendment Agreement to Credit Facility Agreement ("Fifth Amendment") to an existing Credit Facility Agreement with MFC Merchant Bank S.A. and MFC Bancorp Ltd. (the "Credit Facility").

         The Fifth Amendment, dated for reference August 21, 2005, provides for an extension of the first repayment of Euro 200,000, initially due on June 30, 2005, to December 31, 2005, all other clauses of the Credit Facility as previously amended remaining identical.

         A copy of the Fifth Amendment is filed as Exhibit 10.1 and incorporated hereby by reference.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits Furnished.

         10.1  Fifth Amendment to Credit Facility Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 8, 2005                   MYMETICS CORPORATION


                                           By: /s/ Christian Rochet
                                               -------------------------------
                                           Christian Rochet,
                                           President,
                                           Chief Executive Officer